AB Municipal Income Fund II

-AB Minnesota Portfolio

Class A (Ticker: AMNAX); Class C (Ticker: AMNCX)

-AB New Jersey Portfolio

Class A (Ticker: ANJAX); Class C (Ticker: ANJCX)

-AB Ohio Portfolio

Class A (Ticker: AOHAX); Class C (Ticker: AOHCX)

-AB Pennsylvania Portfolio

Class A (Ticker: APAAX); Class C (Ticker: APACX)

Supplement dated February 14, 2025 to the Summary Prospectuses and Prospectus (the “Prospectuses”) dated September 30, 2024, offering Class A and Class C shares of AB Minnesota Portfolio, AB New Jersey Portfolio, AB Ohio Portfolio, and AB Pennsylvania Portfolio (each, a “Portfolio” and together, the “Portfolios”).

At a Special Meeting of Shareholders of the Portfolios held on February 13, 2025, shareholders, at the recommendation of the Board of Trustees of AB Municipal Income Fund II (the “Board”), approved a proposal to liquidate and terminate each Portfolio (each, a “Liquidation”). It is anticipated that each Portfolio will make its liquidating distribution or distributions on or shortly after April 17, 2025, subject to the satisfactory winding up of the Portfolio’s operations.

On November 8, 2024, each Portfolio suspended most sales of its shares and exchanges into the Portfolio, in anticipation of its Liquidation. In addition, the Board has approved a waiver of contingent deferred sales charges (“CDSCs”) upon redemption of a Portfolio’s shares. The CDSC waiver will also apply to redemptions of shares of other AB Mutual Funds that are acquired through exchange of a Portfolio’s shares on or after the date of this Supplement. Each Portfolio reserves the right to change these policies at any time.

Shareholders may redeem shares of a Portfolio and may exchange shares of a Portfolio for shares of the same class of other AB Mutual Funds in the manner described in the Portfolio’s Prospectus until April 15, 2025. Shareholders should be aware that each Portfolio will begin to convert its assets to cash and/or cash equivalents approximately four weeks before the liquidating distributions are made to shareholders. Each Portfolio will no longer pursue its stated investment objective or engage in any business activities, except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders.

This Supplement should be read in conjunction with the Prospectuses for the Portfolios.

You should retain this Supplement with your Prospectus or Prospectuses for future reference.

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